UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2020

Taylor Morrison Home Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35873	83-2026677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, AZ, 85251

(Address of principal executive offices) (Zip Code)

(480) 840-8100

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	TMHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 30, 2020, Taylor Morrison Home Corporation, a Delaware corporation (the “Company”), held a special meeting of holders of shares of the Company’s common stock (the “Special Meeting”) relating to its pending acquisition of William Lyon Homes pursuant to the terms and subject to the conditions of the Agreement and Plan of Merger, dated November 5, 2019, by and among the Company, Tower Merger Sub, Inc. and William Lyon Homes (the “Merger Agreement”).

As of the close of business on December 23, 2019, the record date for the Special Meeting, there were approximately 105,840,602 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting. A quorum of 94,537,610 shares of the Company’s common stock was represented in person or by proxy at the Special Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to the proposal to approve the issuance of shares of the Company’s common stock (the “Share Issuance”) as part of the merger consideration payable to holders of William Lyon Homes class A common stock and William Lyon Homes class B common stock pursuant to the Merger Agreement (the “Share Issuance Proposal”) is set out below:

For	Against	Abstain	Broker Non-Votes
86,092,729	1,235,934	7,208,947	N/A

The Share Issuance Proposal was approved, receiving the affirmative vote of approximately 91% of the shares of the Company’s common stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting to another time or place, if necessary or appropriate, as determined by the Company, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting or any adjournments thereof to approve the Share Issuance Proposal. As there were sufficient votes at the time of the Special Meeting to approve the Share Issuance Proposal, the adjournment or postponement of the Special Meeting to solicit additional proxies for such purpose was unnecessary and such proposal was not submitted to the holders of shares of the Company’s common stock for approval at the Special Meeting.

Item 8.01	Other Events.

On January 30, 2020, the Company and William Lyon Homes issued a joint press release announcing the voting results of the Company’s Special Meeting and the special meeting of William Lyon Homes stockholders. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The merger with William Lyon Homes remains subject to customary closing conditions.

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. securities laws. These include statements using the words “believe,” “target,” “outlook,” “may,” “will,” “should,” “could,” “estimate,” “continue,” “expect,” “intend,” “plan,” “predict,” “potential,” “project,” “intend,” “estimate,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “seek,” “would,” “upside,” “increases,” “goal,” “guidance” and “anticipate,” and similar statements and the negative of such words and phrases, which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Taylor Morrison Home Corporation, a Delaware corporation (“Taylor Morrison”), or William Lyon Homes, a Delaware corporation (“William Lyon Homes”), and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to William Lyon Homes or Taylor Morrison or persons acting on their behalf, and are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks and uncertainties that could cause actual results to differ from forward-looking statements include, among other things: the inherent uncertainty associated with financial or other projections, including anticipated synergies; the integration of Taylor Morrison and William Lyon Homes and the ability to recognize the anticipated benefits from the combination of Taylor Morrison and William Lyon Homes, and the amount of time it may take to realize those benefits, if at all; the risks associated with Taylor Morrison’s and William Lyon Homes’ ability to satisfy the conditions to closing the consummation of the Merger and the timing of the closing of the Merger; the failure of the Merger to close for any other reason; the outcome of any legal proceedings that may be instituted against the parties and others related to the Merger; any unanticipated difficulties or expenditures relating to the Merger; the effect of the announcement and pendency of the Merger on the respective business relationships or operating results of Taylor Morrison, William Lyon Homes, or the combined company; risks relating to the value of the Taylor Morrison common stock to be issued in connection with the Merger, and the value of the combined company’s common stock after the Merger is consummated; the anticipated size of the markets and continued demand for Taylor Morrison’s and William Lyon Homes’ homes and the impact of competitive responses to the announcement and pendency of the Merger; the diversion of attention of management of Taylor Morrison or William Lyon Homes from ongoing business concerns during the pendency of the Merger; and the access to available financing on a timely basis, and the terms of any such financing. Additional risks and uncertainties are described in Taylor Morrison’s and William Lyon Homes’ respective filings with the U.S. Securities and Exchange Commission (the “SEC”), including as described under the heading “Risk Factors” in the joint proxy statement/prospectus included as a part of Taylor Morrison’s Registration Statement on Form S-4 filed with the SEC, in Taylor Morrison’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 20, 2019, in William Lyon Homes’ Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on February 28, 2019, and in their respective subsequent Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date they are made. Except as required by law, neither Taylor Morrison nor William Lyon Homes has any intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated January 30, 2020

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2020

Taylor Morrison Home Corporation

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Executive Vice President, Chief Legal Officer and Secretary